horizon

INDUSTRY: Technology

SECTOR: Telecom Services

One Horizon Group, Inc.
Russell Square House
10-12 Russell Square, Third Floor
London, UK WC1B 5LF
Tel: +44 (0)207 509 9345
www.onehorizongroup.com

Company
Brian Collins, CTO and Founder
Tel: +41-79-6422265
brian.collins@onehorizongroup.com

Investor Relations Contact
John Mattio, SVP
MZ Group
Tel: +1-212-301-7131
john.mattio@mzgroup.us
www.mzgroup.us

FINANCIAL HIGHLIGHTS

OTCQB: OHGI

Fiscal Year End	Dec. 31
Market Cap (1/22/14)	~$160 M
Current Price (1/22/14)	$5.00
FD Shares Outstanding	35.2 M
YTD Revenue* (9/30/13)	$13.3 M
YTD Net Income After Tax* (9/30/13)	$5.6 M
2013 YE Guidance	$21.4 M

*Unaudited

One Horizon Group Inc.'s (OTCQB: OHGI) business is to optimize communications over the Internet through its wholly owned subsidiary, Horizon Globex GmbH, Baar, which develops and markets one of the world's most bandwidth-efficient mobile voice and messaging platform for smartphones, and also offers a range of other optimized data applications including on-line payments and mobile advertising. Horizon Globex GmbH is an ISO 9001 and ISO 20000-1 certified company. The Company has operations in Switzerland, the United Kingdom, China, India, Singapore, Hong Kong and Ireland.

INVESTMENT HIGHLIGHTS



- **Only mobile VoIP platform** that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast-growing Asian and emerging markets
- **Proprietary SmartPacket™ core technology** dramatically improves quality and efficiency of voice and data transmission over mobile IP networks
- **LeiXin-JV B2C business in China** represents enormous potential upside via app-to-PSTN minutes and in-App advertising on massive user base
- **Agreements in place with 18 Tier 1 and Tier 2 telecom carriers**, with a robust pipeline over the next 12 months
- **High margin, highly visible revenue stream** with enterprise license and per subscriber fees

COMPANY OVERVIEW

One Horizon Group provides the world's first, **carrier-grade**, mobile VoIP solution. Using proprietary SmartPacket™ technology platform, we have been able to significantly improve the efficiency by which voice signals are transmitted by radio over the Internet resulting in a 10x reduction in mobile spectrum required to transmit a VoIP call. We bring carriers onto the VoIP playing field and make them the best option in the space.

- Horizon's proven IP optimization is successfully deployed across satellite and other high latency networks such as 2G 3G.
- Horizon VoIP the only voice solution specifically engineered for wireless internet connections. Currently all existing VoIP solutions are based on SIP, designed for wired, Ethernet connections.
- Horizon is the highest quality and lowest bandwidth VoIP solution for the world's 2G/3G mobile internet.
- Horizon enables carriers to leverage wireless data networks to provide valued-added services, such as mobile VoIP, to their subscribers.
- An efficient mobile VoIP platform that enables global operators to provide additional mobile revenue streams, improve caller experience, reduce customer churn and significantly increase bandwidth efficiency.

MARKET OPPORTUNITY

Smartphone adoption rates climb in target markets

- In 2013, the total number of smartphones shipped around the globe (919 M) will surpass feature phones for the first time ever
- Latest generation of Android smart phones cost ~$30.00 to produce
- China expected to lead with 301 M units, a 33% share, with U.S. at #2 at 15%
- India expected to leapfrog from #6 to #3 in 2017 as its economy develops
- Over the top[1] (OTT) applications drive voice minutes to data, create explosion in video, mobile games, rich media usage


in MM of units
1,600
1,400
1,200
1,000
800
600
400
200
0
> 67% of all handsets shipped
50.1% of all handsets shipped
305
495
722
919
1,078
1,237
1,380
1,516
2010
2011
2012E
2013E
2014E
2015E
2016E
2017E

Source: IDC Worldwide

(1) *OTT can be defined as the broadband distribution of voice, video and data services that rides "on top" of an existing Internet service provider infrastructure.*

BUSINESS MODEL

horizon

Provides carriers with a method to monetize VoIP calling

Tier One
Carrier Capex Model
600 Tier One Operators

- 5-yr system's license fees of $3.0m
- Annual maintenance fees
- Per subscriber fees of $1 - $4 per subscriber

1-time tiered subscriber fee in the range of $1-$4 per subscriber depending on number of subscribers

Tier Two & Enterprises
Operating Expenditures Model
1,000's of Players

- Minimum up-front license fees
- Per subscriber initiation fee
- Annual fee of $1 - $2 per existing subscriber

License fee is paid through a subscriber amortization fee

The Horizon VoIP call platform solution

The white-labeled, total solution for carriers and enterprises

- Connects with any phone system using an optimized IP technology
- Works via EDGE, GPRS, 2G, 3G, 4G/LTE, WiFi or WiMax
- Messaging; text, video, picture, location-advertising
- Advertising; operator console to send multi-media ads to subscribers
- Highly bandwidth-efficient VoIP calls over a smart phone
- Turnkey solution that integrates with operators' existing billing platforms
- Operator App is available for iPhone and Android

Efficient technology drives down cost

- **The world's most bandwidth-efficient VoIP platform**
- 100% developed in house, Switzerland; patent-pending
- 10x more efficient than SIP (Session Initiation Protocol)
- SmartPacket™ technology enables low bandwidth transmission

	TALKING	LISTENING
Other VoIP (G.729)	24 kbps	24 kbps
Horizon	4.1 kbps 5.4 kbps 7.4 kbps	0.25 kbps
All include IP headers		

GROWTH STRATEGIES

Contract new Tier 1 and Tier 2 carriers

- Carriers worldwide is a trillion dollar marketplace with hundreds of tier one and tier two companies all over the world.
- TMT analysts estimate that carriers' business' will face diminishing returns if they cannot learn to further monetize their subscriber base
- OTT technologies are a threat to carrier revenues
- One Horizon's solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT

Leverage Chinese JV

- China branded apps dominate the marketplace with viral adoption of popular messaging apps
- No app with comparable functionality or technology to Horizon Call
- **Phase I:** App targets youth market, fast adopters
- **Phase II:** App2anyone true mobile VoIP targets broad audience

Develop enterprise customers

- The most bandwidth-efficient VoIP solution designed from ground up for mobile
- Extends enterprise UC platform to mobile rich voice and messaging
- Powerful platform to engage with customers and staff
- Scales to tens of millions of users with turnkey platform for fast deployment and lower MADS

MANAGEMENT TEAM

Brian Collins, Horizon founder and Chief Technology Officer - Brian joined One Horizon Group as Chief Technology Officer in 2010, following its acquisition of Abbey Technology, a software company that he founded in 1999. Mr. Collins is the co-inventor of the Horizon software solution. Abbey Technology specializes in the research, development and delivery of proprietary software solutions for telecommunications operators and has previously delivered software solutions to the Swiss banking industry. Prior to the formation of Abbey Technology, Mr. Collins worked as a software engineer for Credit Suisse First Boston Equities in Zurich. Between 1993 and 1996, he worked as a software engineer for Sybase, an information technology company, in California and Amsterdam. Mr. Collins graduated in 1990 with a BSc Hons in Computer Systems from the University of Limerick, Ireland. He also undertook further software research and development at International Computers Limited between 1990 and 1993.

Mark White, Chief Executive Officer - Mark has served as the Chief Executive Officer of One Horizon Group and its predecessor, One Horizon Group, PLC, since 2004. He has an entrepreneurial career that spans over 20 years in the electronic equipment and telecommunications field. Mr. White founded Next Destination Limited in 1993, the European distributor for Magellan GPS and satellite products, and sold the business in 1997. Before then, Mr. White was Chief Executive Officer for Garmin Europe where he developed the company's European distribution network. He previously sold Garmin's GPS products through Euro Marine Group Ltd, a company he formed in 1990, which established distribution in Europe for U.S. manufacturers of marine electronic equipment. Earlier in his career, Mr. White was the Sales Director for Cetrek Limited, a maritime autopilot manufacturer.

Martin Ward, Chief Financial Officer, Secretary - Martin Ward has served as the Chief Financial Officer and Company Secretary of One Horizon Group and its predecessor since 2004. Prior to joining One Horizon Group, Mr. Ward was a partner at Langdowns DFK, a United Kingdom-based chartered accountancy practice. Between 1983 and 1987, he worked for PricewaterhouseCoopers as an Audit Manager.